            SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

EASTERN GOLDFIELDS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-52151
      88-0441307

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (619) 497-2555

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Eastern Goldfields, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01     Entry into a Material Definitive Agreement

On April 30, 2009, we and our wholly-owned subsidiary, Eastern Goldfields, SA (Proprietary) Limited (“EGSA”) entered into the Restated Convertible Loan and Option Agreement (the “Restated Agreement”) with Asian Investment Management Services Limited, a limited liability company incorporated in the British Virgin Islands (“AIMS”).

Under the terms of the Restated Agreement, we, EGSA, and AIMS agreed that if the following conditions are satisfied by May 15, 2009:

(1)               that the Restated Agreement is approved by a majority of our stockholders and our Board of Directors (with such additional assurances that AIMS will not be required to make any offers to any other shareholders of the Company);

(2)               that our Board of Directors undertake steps to list the common stock of EGSA (or such other entity as we and AIMS may determine by subsequent agreement), on an acceptable stock exchange (such as the London AIM, the Australian Stock Exchange or such other stock exchange to which AIMS gives its consent) (the “Listing Commitment”);

(3)               that we obtain a waiver from Investec Bank Limited (“Investec Bank”) waiving its right of first refusal to provide additional funding to EGSA pursuant to Section 10.1 of the Investec Loan Agreement of May 30, 2008 (and as same was amended on November 28, 2008) (the “Investec Loan”); and

(4)               that EGSA obtains such approval as may be necessary from the Exchange Control Department of the South African Reserve Bank with respect to the Restated Agreement;

then, AIMS has agreed to:

(A)             provide technical and corporate assistance to EGSA in connection with EGSA’s strategies and objectives;

(B)              make available additional funds as an “Additional Loan" no later than May 29, 2009 in an amount not to exceed 93,000,000 (South African Rand) to EGSA so as to allow EGSA to pay all amounts due Investec Bank Limited under the Investec Loan and for EGSA to cancel the security given by or on behalf of EGSA to Investec Bank including, but not limited to, the Borrower’s Cession and the Guarantee (as set forth in the Form 8-K that we filed on April 23, 2008);

(C)              convert the Additional Loan and the existing convertible loan of March 31, 2008 in the amount of 32,000,000 (South African Rand) that EGSA received from AIMS and the Phoenix Gold Fund (as amended on March 27, 2009) (the “Original Loan”), both consolidated and totaling 130,000,000 (South African Rand) (which includes accrued interest) into 40% of the outstanding common shares of either EGSA or such other entity as the parties agree for purposes of the planned listing of the common stock of the Company and its subsidiaries (or such other entity as we and AIMS may determine by subsequent agreement) pursuant to the Listing Commitment.

in that event, we agreed to grant AIMS an option to purchase an additional 10% of the issued share capital of EGSA which shall be exercisable at any time after the date at which all of the conditions set forth above (items 1 through 4) have been satisfied by us or waived by AIMS but no later than the date at which the common stock of EGSA (or such other entity as we and AIMS may determine by subsequent agreement), is listed on an acceptable stock exchange (such as the London AIM, the Australian Stock Exchange or such other stock exchange to which AIMS gives its consent).

The Restated Agreement also grants AIMS a right of first refusal which provides that the Company shall not obtain any additional funding from any other source (other than Collins Stewart, LLC) unless the Company has first offered AIMS the opportunity to provide such additional funding on no less favorable terms and conditions and AIMS has, after thirty days from the date of receipt of notice, declined to exercise its right of first refusal.

The Restated Agreement also includes certain customary mutual representations and warranties regarding the status of each party, the approval of the Restated Agreement by each party under the governance provisions of its respective place of domicile, and the absence of any outstanding commitment or agreement with any third party which would conflict with the obligations set forth in the Restated Agreement.

The Restated Agreement is governed by the laws of the Republic of South Africa.  In the event of any dispute arising out of or from the Restated Agreement, the dispute is to be resolved under the Commercial Arbitration Rules of the Arbitration Foundation of South Africa with arbitration to be conducted in Johannesburg, South Africa.

The Restated Agreement was entered into between the Company and EGSA, on the one hand, and AIMS, on the other hand, on the basis of a pre-existing relationship between the parties.  The transaction recited in the Restated Agreement meets the requirements of the exemption provided by Section 4(2) of the Securities Act of 1933 in that: (a) AIMS is a sophisticated and experienced investor and also represented that it is an “Accredited Investor” (as that term is defined in Rule 501(a)(1) of the Securities Act of 1933); (b) AIMS had full and unrestricted access to the corporate and financial books and records of the Company; (c) AIMS had full and unrestricted access to the Company’s officers and directors for the purpose of asking questions of such persons and receiving answers to all said questions; (d) AIMS received a copy of the Company’s 2006, 2007, and 2008 Form 10-K as filed with the Commission together with other information, memoranda, and documents that it obtained in conducting its due diligence on the Company, its business and its operations; and (e) AIMS agreed that the Restated Agreement may not be sold or transferred since it has not been registered with the U.S. Securities and Exchange Commission.

We entered into the Agreement in our offices in South Africa and AIMS executed the Restated Agreement from its offices in Malaysia.

We have received indications from our stockholders that the Restated Agreement meets with their approval.  However, until the Restated Agreement has been approved by a majority of our stockholders, we cannot assure you that we will satisfy the conditions set forth in the Agreement.

If the Agreement is approved by a majority of our shareholders, we will lose our primary asset, namely, Eastern Goldfields SA (Proprietary) Limited.  In that event we would become, absent any other actions, a “public shell company” within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934  and Rule 405 of the Securities Act of 1933.

In the event that a majority of our stockholders do not approve the Restated Agreement, we will be faced with the obligations that we have to Investec Bank.  We intend to prepare and file Schedule 14C with the Commission and to take such other actions as are necessary to comply with the requirements of Section 14 of the Securities Exchange Act of 1934 in the near future.

Item 5.01 Changes in Control of Registrant

Subject to our ability to satisfy the conditions precedent set forth in the Restated Agreement, the transaction contemplated by the Restated Agreement will likely result in a change in the control of the Company since it provides for the possibility that we may lose our wholly-owned subsidiary, EGSA.

In that event, AIMS (and its affiliates) would acquire a 40% interest in our subsidiary, EGSA (or such other entity as we and AIMS may determine by subsequent agreement) and have the right, upon exercising its option, to acquire an additional 10% of the subsidiary’s (or such other entity’s common stock as we and AIMS may determine by subsequent agreement).

The consideration that we receive is the payment of all of our obligations to Investec Bank and such additional funds as may be needed by us for working capital.

AIMS is a limited liability company incorporated in the British Virgin Islands with principal executive offices in Malaysia.

Item 7.01 Regulation FD Disclosure

As stated above, on April 30, 2009, we and our wholly-owned subsidiary, Eastern Goldfields SA (Proprietary) Limited (“EGSA”) entered into the Restated Convertible Loan and Option Agreement (the “Restated Agreement”) with Asian Investment Management Services Limited, a limited liability company incorporated in the British Virgin Islands (“AIMS”).

The terms and conditions of the Restated Agreement were achieved as a result of the private discussions and negotiations that we began and which we completed from our offices in the Republic of South Africa.

While we believe that the Restated Agreement is in the best interests of the Company in that it may allow us and our stockholders to achieve better access to international capital markets and allow us to meet our capital requirements at a lower effective cost, we cannot assure you that we will achieve these objectives.

We are a small company with limited financial resources and we face intense competition from other, larger and well-established companies.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH OBTAINING TIMELY AND ACCEPTABLE REGULATORY APPROVALS, AND THE UNCERTAINTIES OF COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN GOLDFIELDS, INC.

Date: May 3, 2009	By:	/s/ Michael McChesney

Michael McChesney, Chief Executive Officer

Exhibits:

Exhibit 10.15A  Copy of Restated Convertible Loan and Option Agreement